General Information and Significant Events of the Year - Additional Information (Details)	12 Months Ended
Dec. 31, 2024
General Information And Reorganization [Abstract]
Name of reporting entity	DLocal Limited
Description of nature of entity's operations and principal activities	DLocal Limited (“dLocal” or the “Company”) was established on October 5, 2016, as a limited liability holding company in Malta (together with its subsidiaries as the “Group”.) On April 14, 2021, the Group was reorganized under dLocal and domiciled and incorporated in the Cayman Islands. The Company holds a controlling financial interest in the Group.
Domicile of entity	Cayman Islands
Number of operate and licensed countries	many countries